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                                  EXHIBIT 32.01

    WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                             PURSUANT TO SECTION 906
           OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)


      The undersigned, the Chief Executive Officer and the Chief Financial Officer of Wabash National Corporation (the "Company"), each hereby certifies that, to his knowledge, on August 14, 2003:

      (a) the Form 10Q, Quarterly Report Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934 of the Company for the quarter ended June 30, 2003 filed on August 14, 2003 with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/ William P. Greubel
                                               ----------------------------
                                               William P. Greubel
                                               Chief Executive Officer
                                               August 14, 2003

                                               /s/ Mark R. Holden
                                               ----------------------------
                                               Mark R. Holden
                                               Chief Financial Officer
                                               August 14, 2003

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